July 22, 1998



Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N. W.
Washington, D. C.  20549

Re:      Hibernia Corporation
         Current Report on Form 8-K
         Commission File No. 1-10294

Dear Sirs:

         Pursuant to rules and regulations adopted under the Securities Exchange Act of 1934, as amended (the "Act"), transmitted hereby for filing, on behalf of Hibernia Corporation (the "Company"), is a Current Report on Form 8-K.

         Pursuant to Section 13(a) of the Act, by copy hereof we are filing with the New York Stock Exchange, the national securities exchange on which the Common Stock of the Company is listed and traded, two complete copies, including exhibits. Pursuant to General Instruction E to Form 8-K, one such complete copy being filed with the Exchange has been manually signed on behalf of the Company.

         Please call the undersigned at (504) 533-2486 if you have any questions concerning this filing.

                                                     Very truly yours,

                                                      Patricia C. Meringer

                                                   /s/Patricia C. Meringer
                                                    Corporate Counsel and
                                                     Secretary

PCM/mch
Enclosure

cc:      Joseph Lomnicky
         Ron E. Samford, Jr.
         Richard E. Brophy, Jr.

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)     July 23, 1998
                                                 -----------------
                                                     June 30, 1998



                              Hibernia Corporation
               (Exact name of issuer as specified in its charter)




 Louisiana                 1-10294           72-0724532
(State or other          (Commission         (IRS Employer
jurisdiction of          File Number)        Identification No.)
organization)



313 Carondelet Street, New Orleans, Louisiana      70130
(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code (504) 533-5333

Item 5.   Other Events.

         On June 30, 1998, Hibernia Corporation announced that it had signed a definitive agreement to merge with $320-million-asset MarTex Bancshares, a transaction that would allow Hibernia to expand its coverage of Northeast Texas. The merger, which is subject to approvals by regulators and shareholders of MarTex Bancshares, should be completed by year-end.


                                  EXHIBIT INDEX

Exhibit                                                Page
Number              Description                        Number

28.39        News Release issued by the Registrant
               on June 30, 1998                          3


                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HIBERNIA CORPORATION
                                  (Registrant)


Date:  July 23, 1998            By:  ________________________
                                     Patricia C. Meringer
                                     Corporate Counsel and
                                     Secretary

EXHIBIT 28.39


                              N E W S R E L E A S E




MEDIA INQUIRIES:
Jim Lestelle - Senior Vice President & Manager,
Corporate Communications
Office: (504) 533-5482; Home: (504) 488-8826;
E-mail: jlestelle@hiberniabank.com                    IMMEDIATE
                                                      June 30, 1998

Trisha Voltz  -- Vice President & Manager, Investor Relations
Office: (504) 533-2180; Home: (504) 837-8287;
E-mail: tvoltz@hiberniabank.com

        HIBERNIA SIGNS MERGER AGREEMENT WITH MARTEX BANCSHARES TO EXPAND
                          COVERAGE OF NORTHEAST TEXAS

         NEW ORLEANS -- Hibernia announced today it has signed a definitive agreement to merge with $320-million-asset MarTex Bancshares, Inc., a transaction that would allow Hibernia to expand into three new counties and six new cities in northeast Texas.
         MarTex operates First Service Bank, which has nine offices: two in Marshall, its headquarters, and one in Elysian Fields, both in Harrison County; two in Lindale (Smith County); and one each in Gladewater (Gregg County), Mineola (Wood County), Pittsburg (Camp County) and Chireno (Nacogdoches County).
         The merger would strengthen Hibernia's deposit position in the area which includes Harrison, Gregg, Smith and Camp counties.
         "Hibernia makes customers its top priority," said F. Wayne McWhorter, chairman and CEO of First Service Bank and CEO of MarTex. "I know that First Service customers will appreciate Hibernia's emphasis on providing service excellence, its commitment to local decisions and its dedication to making our communities better places to live and work. They'll be the hometown bank in each of our markets."
         George Meisenheimer, First Service Bank president, said that his organization feels so strongly about serving customers well that it made "service" part of the bank's name. "I know that Hibernia shares our philosophy." He also pointed out that the people of east Texas will benefit from Hibernia's extensive menu of products.
         Stephen A. Hansel, Hibernia's president and CEO, praised First Service Bank for building a strong reputation for friendly, responsive community banking by ensuring that hometown people - the ones who understand their customers best
- provide a personal touch to service.
          "Hibernia is working hard to be just as successful. By combining First Service Bank's world-class focus on customers with Hibernia's innovation and strength, consumers and businesses in east Texas will have a partner that can meet virtually all of their financial-services needs."
         The merger will allow Hibernia to introduce trust and brokerage services, nationally recognized small-business banking, mortgage lending, investment banking and other non-traditional services to First Service Bank's already-strong focus on consumer and commercial banking.
         McWhorter emphasized that the merger will help maximize the investment of MarTex shareholders and open up personal and professional opportunities for First Service Bank employees in ways that previously were not possible.
         Shareholders of MarTex Bancshares would receive 3.45 million shares of Hibernia stock in a tax-free pooling of interests valued at approximately $69.6 million, based on the June 29 closing price of Hibernia common stock.
         The merger, which is subject to approvals by regulators and shareholders of MarTex, should be completed during the first quarter of 1999. The name of the bank will be changed to Hibernia National Bank of Texas and Hibernia's products and services will be available in the spring of 1999, following the conversion of First Service Bank's computer system to Hibernia's.
         First Service Bank markets will be part of Hibernia's Northern Region, managed by Northern Region Chairman Bob Flurry. The region includes northeast Texas as well as northwest, northeast and central Louisiana. George E. Grobowsky and Joseph A. Wood will continue in their current roles as Hibernia's EastCentral Texas chairman and president, respectively.
         Customers of First Service Bank should continue using their checks, making loan payments and conducting other transactions as usual.
         Following completion of this merger and another with Peoples Holding Corp. in northwest Louisiana, Hibernia would be a $13.0-billion-asset organization with 245 banking locations in 33 Louisiana parishes and 12 Texas counties. It would be either first, second or third in deposit market share in 29 Louisiana parishes and five Texas counties. Hibernia's Louisiana markets represent approximately 80% of the state's population and 85% of its deposits. Its statewide Louisiana deposit and loan market shares would be approximately 21% and 23%, respectively.
         The company's common stock (HIB) is listed on the New York Stock Exchange. Hibernia news releases, product-and-service information and other useful data can be accessed through the company's internet site at http://www.hiberniabank.com. Requests for information about Hibernia's products and services can be e-mailed to mailus@hiberniabank.com.
                                      # # #

------------------------------------------------------------------------------------------------------------------------
HIBERNIA'S MERGER ACTIVITY
------------------------------------------------------------------------------------------------------------------------
24 announced or completed transactions
Pending: 2
------------------------------------------------------------------------------------------------------------------------
NAME (expected completion date)                               LOCATION                            ASSETS#    OFFICES
------------------------------------------------------------------------------------------------------------------------
MarTex Bancshares, Inc. (1Q 1999) .......................     Northeast Texas                     $320         9
------------------------------------------------------------------------------------------------------------------------
Peoples Holding Corp. (3Q 1998) .........................     Northwest Louisiana                 $228         9
------------------------------------------------------------------------------------------------------------------------

Completed: 22
------------------------------------------------------------------------------------------------------------------------
NAME (date merger was completed)                              LOCATION                            ASSETS* #  OFFICES*
------------------------------------------------------------------------------------------------------------------------
Firstshares of Texas, Inc. (3/15/98) ....................     Northeast Texas                     $  284       5
------------------------------------------------------------------------------------------------------------------------
ArgentBank (2/1/98) .....................................     Southcentral Louisiana              $  805      18
------------------------------------------------------------------------------------------------------------------------
First National Bank in Mansfield (1/1/98) ...............     Northwest Louisiana                 $  101       5
------------------------------------------------------------------------------------------------------------------------
OrangeBank (11/7/97) ....................................     Southeast Texas                     $  118       3
------------------------------------------------------------------------------------------------------------------------
First National Bank of Paris (8/31/97) ..................     Northeast Texas                     $  136       4
Collin County National Bank (8/31/97)
------------------------------------------------------------------------------------------------------------------------
Texarkana National Bank (12/31/96) ......................     Northeast Texas                     $  430      10
------------------------------------------------------------------------------------------------------------------------
St. Bernard Bank and Trust (10/1/96) ....................     Suburban New Orleans                $  244      11
------------------------------------------------------------------------------------------------------------------------
Calcasieu Marine National Bank (8/26/96) ................     Southwest Louisiana                 $  759      21
------------------------------------------------------------------------------------------------------------------------
Bunkie Bank & Trust Company (1/15/96) ...................     Central Louisiana                   $  106       5
------------------------------------------------------------------------------------------------------------------------
First National Bank of Lake Providence (1/1/96) .........     Northeast Louisiana                 $   55       2
------------------------------------------------------------------------------------------------------------------------
Bank of St. John (7/1/95) ...............................     Southeast Louisiana                 $  116       4
------------------------------------------------------------------------------------------------------------------------
Progressive Bank and Trust (7/1/95) .....................     Southcentral Louisiana              $  151       6
------------------------------------------------------------------------------------------------------------------------
State Bank and Trust Company (5/1/95) ...................     Southeast Louisiana                 $   96       4
------------------------------------------------------------------------------------------------------------------------
American Bank (3/1/95) ..................................     Southeast Louisiana                 $   89       5
------------------------------------------------------------------------------------------------------------------------
First State Bank and Trust Company (12/31/94) ...........     Northshore New Orleans              $  150       9
------------------------------------------------------------------------------------------------------------------------
Pioneer Bank and Trust Co. (12/31/94) ...................     Northwest Louisiana                 $  357       9
------------------------------------------------------------------------------------------------------------------------
First National Bank of Jefferson Parish (8/1/94) ........     Suburban New Orleans                $  373       9
------------------------------------------------------------------------------------------------------------------------
Southern National Bank at Tallulah (8/1/94) .............     Northeast Louisiana                 $   59       1
------------------------------------------------------------------------------------------------------------------------
First National Bank of West Monroe (8/1/94) .............     Northeast Louisiana                 $  157       6
------------------------------------------------------------------------------------------------------------------------
Bastrop National Bank (7/1/94) ..........................     Northeast Louisiana                 $  117       4
------------------------------------------------------------------------------------------------------------------------
First Commercial Bank (7/1/94) ..........................     Southcentral Louisiana              $  166       8
------------------------------------------------------------------------------------------------------------------------

        TOTAL ADDED SINCE MID-1994 ......................                                         $5,417     167
========================================================================================================================
* At merger.    # Dollars in millions.


LOUISIANA:
added through mergers

Assets:    $4.1 billion
Offices:   136
Parishes:  21


TEXAS:
added through mergers

Assets:     $1.3 billion
Offices:    31
Counties:   12